SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2008
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES

Certain References
     References in this Report to “we,” “us,” “our” or the “company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries, including GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”), its subsidiary GFN Australasia Holdings Pty Limited, an Australian corporation (“GFN Holdings”), its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation (“GFN Finance”), and its subsidiary RWA Holdings Pty Limited, an Australian corporation (“RWA”). RWA and its subsidiaries are collectively referred to in this Report as “Royal Wolf.”

TABLE OF CONTENTS
		Page
Item 1.01	Entry Into a Material Definitive Agreement	1

Item 9.01	Exhibits	2

EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On May 1, 2008, GFN Australasia Finance Pty Ltd (“GFN Finance”) sold to Bison Capital Australia, L.P. (“Bison Capital”), at par, its senior subordinated promissory note in the principal amount of approximately AUS$5.9 million (the “Bison Note”). We contributed the proceeds from the sale of the Bison Note to RWA for working capital. The Bison Note bears interest at the annual rate of 13.5%, payable quarterly in arrears, commencing July 1, 2008, and matures on June 30, 2010. At maturity BFN Finance must pay Bison Capital the principal in the amount of USD $5,500,000, plus accrued and unpaid interest. We may extend the maturity date by one year, provided that we are not then in default. We may not prepay the Bison Note prior to September 13, 2008, and may thereafter prepay the Bison Note at a declining price of 102% of par prior to September 13, 2009, and 101% of par prior to June 30, 2010. The maturity of the Bison Note may be accelerated upon an event of default or upon a change of control of GFN Finance or any of its subsidiaries. Payment under the Bison Note is secured by a lien on all or substantially all of the assets of GFN Finance and its subsidiaries, subject to the intercreditor agreement described in the section entitled “Intercreditor Agreement,” below, in this Item 1.01. No fees were paid or warrants issued to Bison in connection with the sale of the Bison Note. A copy of the Bison Note is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In conjunction with the sale of the Bison Note, GFN, Bison Capital, GFN US, GFN Holdings and GFN Finance entered into that certain First Amendment to Securities Purchase Agreement dated May 1, 2008 (the “Securities Purchase Amendment”). The Securities Purchase Amendment amends the definition of “Permitted Expenses” to increase the amount that may be paid by GFN US and its subsidiaries to GFN from US$1.0 million to US$1.5 million. A copy of the Securities Purchase Amendment is attached hereto as Exhibit 10.2 and incorporated by reference.

In conjunction with the sale of the Bison Note, GFN, Bison Capital and GFN US entered into that certain First Amendment to Shareholders Agreement dated May 1, 2008 (the “Shareholders Agreement Amendment”). The Shareholders Agreement Amendment amends the definition of “Permitted Expenses” to increase the amount that may be paid by GFN US and its subsidiaries to GFN from US$1.0 million to US$1.5 million. A copy of the Shareholders Agreement Amendment is attached hereto as Exhibit 10.3 and incorporated by reference.

In conjunction with the sale of the Bison Note, GFN Finance and its subsidiaries that become a party to the agreement and Bison Capital entered into that certain Security Agreement dated May 1, 2008 (the “Security Agreement”) under which under GFN Finance and its subsidiaries that become a party to the Security Agreement agreed to grant a lien on certain of their assets to secure payment of the Bison Note. A copy of the Security Agreement is attached hereto as Exhibit 10.4 and incorporated by reference.

In conjunction with the sale of the Bison Note, GFN Finance and its subsidiaries that become a party to the agreement entered into certain Guaranty dated May 1, 2008 (the “Guaranty”) in favor of Bison Capital to guaranty payment of the indebtedness under the Bison Note and to cause all direct and indirect existing and future subsidiaries of GFN U.S. to do the same. A copy of the Guaranty is attached hereto as Exhibit 10.5 and incorporated by reference.

In conjunction with the sale of the Bison Note, GFN Finance and its subsidiaries that become a party to the agreement entered into certain Stock Pledge Agreement dated May 1, 2008 (the “Pledge Agreement”) in favor of Bison Capital Equity Partners II, L.P. to pledge their securities to secure payment of the indebtedness under the Bison Note and to cause all direct and indirect existing and future subsidiaries of GFN U.S. to do the same. A copy of the Pledge Agreement is attached hereto as Exhibit 10.6 and incorporated by reference.

In connection with the sale of the Bison Note, we, along with all of our existing direct and indirect subsidiaries, Bison Capital and Australia and New Zealand Banking Group Limited entered into that certain Deed of Amendment and Restatement: Intercreditor Deed dated May 1, 2008 (the “Intercreditor Deed”). Under the Intercreditor Deed, we agreed that no payment may be made to us or our direct or indirect subsidiaries with respect to any indebtedness of GFN Finance or its direct or indirect subsidiaries prior to the repayment, in full, of all indebtedness under our ANZ senior credit facility and under the Bison Note. So long as no “event of default” (as defined in the Intercreditor Deed) has occurred, GFN Finance may make payments to Bison Capital under the Bison Note. A copy of the Intercreditor Deed is attached hereto as Exhibit 10.7 and incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1	13.5% Secured Senior Subordinated Promissory Note by GFN Australasia Finance Pty Ltd dated May 1, 2008

10.2
First Amendment to Securities Purchase Agreement dated May 1, 2008 among Bison Capital Australia L.P., General Finance Corporation, GFN US Australasia Holdings, Inc., GFN Australasia Holdings Pty Ltd and GFN Australasia Finance Pty Ltd

10.3	First Amendment to Shareholders Agreement dated May 1, 2008 among General Finance Corporation, Bison Capital Australia L.P. and GFN US Australasia Holdings, Inc.

10.4	Security Agreement dated May 1, 2008 by GFN Australasia Finance Pty Ltd in favor of Bison Capital Australia, L.P.

10.5	Guaranty dated May 1, 2008 by General Finance Corporation, GFN US Australasia Holdings, Inc., GFN Australasia Holdings Pty Ltd in favor of Bison Capital Australia, L.P.

10.6	Stock Pledge Agreement dated May 1, 2008 by GFN Australasia Finance Pty Ltd in favor of Bison Capital Equity Partners II, L.P.

10.7
Deed of Amendment and Restatement: Intercreditor Deed dated May 1, 2008 among Australia and New Zealand Banking Group Limited, General Finance Corporation, GFN US Australasia Holdings, Inc., Bison Capital Australia, L.P., Royal Wolf Trading Australia Pty Ltd, GFN Australasia Finance Pty Ltd, RWA Holdings Ltd, GFN Australasia Holdings Pty Ld and Royal Wolf Hi-Tech Pty Ltd

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION

Dated: May 6, 2008	By:	/s/ Christopher A. Wilson
General Counsel, Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	13.5% Secured Senior Subordinated Promissory Note by GFN Australasia Finance Pty Ltd dated May 1, 2008

10.2
First Amendment to Securities Purchase Agreement dated May 1, 2008 among Bison Capital Australia L.P., General Finance Corporation, GFN US Australasia Holdings, Inc., GFN Australasia Holdings Pty Ltd and GFN Australasia Finance Pty Ltd

10.3	First Amendment to Shareholders Agreement dated May 1, 2008 among General Finance Corporation, Bison Capital Australia L.P. and GFN US Australasia Holdings, Inc.

10.4	Security Agreement dated May 1, 2008 by GFN Australasia Finance Pty Ltd in favor of Bison Capital Australia, L.P.

10.5	Guaranty dated May 1, 2008 by General Finance Corporation, GFN US Australasia Holdings, Inc., GFN Australasia Holdings Pty Ltd in favor of Bison Capital Australia, L.P.

10.6	Stock Pledge Agreement dated May 1, 2008 by GFN Australasia Finance Pty Ltd in favor of Bison Capital Equity Partners II, L.P.

10.7
Deed of Amendment and Restatement: Intercreditor Deed dated May 1, 2008 among Australia and New Zealand Banking Group Limited, General Finance Corporation, GFN US Australasia Holdings, Inc., Bison Capital Australia, L.P., Royal Wolf Trading Australia Pty Ltd, GFN Australasia Finance Pty Ltd, RWA Holdings Ltd, GFN Australasia Holdings Pty Ld and Royal Wolf Hi-Tech Pty Ltd